UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported): May 17, 2017

INFINITY PROPERTY AND CASUALTY CORPORATION
(Exact name of Registrant as specified in its Charter)

Ohio	000-50167	03-0483872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No. )

2201 4th Avenue North, Birmingham, Alabama 35203
(Address of Principal Executive Offices) (Zip Code)

(205) 870-4000
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders
On May 17, 2017, the shareholders of Infinity Property and Casualty Corporation (the “Company”) voted on four proposals, set forth below, at the 2017 Annual Meeting of Shareholders (the “Meeting”). Of the 11,010,400 shares of common stock outstanding as of March 23, 2017, the record date, 10,693,399 shares were represented at the Meeting (in person or by proxy), constituting 97.12% of the outstanding shares entitled to vote. At the Meeting, the shareholders approved all of the director nominees, proposal 2, and proposal 3. With regard to proposal 4, a majority of shareholders indicated a preferred frequency of every year for future advisory votes on executive compensation. The final results of voting on each of the proposals are as follows:
Proposal 1.    Elect nine directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Victor T. Adamo	10,478,182	12,209	203,008
Richard J. Bielen	10,478,182	12,209	203,008
Angela Brock-Kyle	10,476,741	13,650	203,008
Teresa A. Canida	10,476,941	13,450	203,008
James R. Gober	10,469,596	20,795	203,008
Harold E. Layman	10,469,934	20,457	203,008
E. Robert Meaney	10,476,748	13,643	203,008
James L. Weidner	10,476,948	13,443	203,008
Samuel J. Weinhoff	10,471,394	18,997	203,008

Proposal 2.	Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year.

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,668,705	24,049	645	0

Proposal 3.	Approve, in an advisory vote, the compensation of the Company’s named executive officers as disclosed in the proxy statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,469,662	15,005	5,723	203,009

Proposal 4.	Preferred frequency of future advisory votes on executive compensation.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
8,049,796	1,666	2,422,250	16,678	203,009

In consideration of the shareholder vote on the proposal regarding the preferred frequency of future advisory votes on executive compensation, the Company’s Board of Directors decided that the Company will hold an advisory vote to approve the compensation of the Company’s named executive officers every year in connection with its annual meeting of shareholders. Accordingly, the Company will include such an advisory vote every year in its future proxy materials until the next shareholder vote on the preferred frequency of such advisory votes, which vote shall be held no later than the Company’s annual meeting of shareholders in 2023.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
INFINITY PROPERTY AND CASUALTY
            CORPORATION

BY:/s/ Samuel J. Simon
Samuel J. Simon
Executive Vice President, General Counsel and Assistant Secretary

May 19, 2017